Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2007

Endurance Specialty Holdings Ltd. Wellesley House, 90 Pitts Bay Rd. Pembroke HM 08, Bermuda Investor Relations Phone: (441) 278-0988 Fax: (441) 278-0493 email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2006.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2006 and December 31, 2005, which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED DEC. 31,		FOR THE YEAR ENDED DEC. 31,		Previous Quarter Change	Previous Year to Date Change

		2007	2006	2007	2006

HIGHLIGHTS	Net income	$152,530	$198,810	$521,107	$498,126	(23.3)%	4.6%
	Net income available to common shareholders	148,655	194,935	505,607	482,626	(23.7)%	4.8%
	Operating income [a]	160,708	193,566	540,950	500,909	(17.0)%	8.0%
	Operating income available to common shareholders [a]	156,833	189,691	525,450	485,409	(17.3)%	8.2%
	Operating cash flow	61,607	123,164	480,516	630,328	(50.0)%	(23.8)%
	Gross premiums written	277,750	290,795	1,781,115	1,789,642	(4.5)%	(0.5)%
	Net premiums earned	400,462	403,715	1,594,800	1,638,574	(0.8)%	(2.7)%
	Total assets	7,270,727	6,925,554	7,270,727	6,925,554	5.0%	5.0%
	Total shareholders’ equity	2,512,259	2,297,874	2,512,259	2,297,874	9.3%	9.3%

PER SHARE AND SHARES DATA	Basic earnings per common share
	Net income (as reported)	$2.39	$2.93	$7.82	$7.26	(18.4)%	7.6%
	Operating income (as reported) [a]	$2.52	$2.85	$8.12	$7.31	(11.6)%	11.2%
	Diluted earnings per common share
	Net income (as reported)	$2.18	$2.70	$7.17	$6.73	(19.3)%	6.6%
	Operating income (as reported) [a]	$2.30	$2.63	$7.45	$6.76	(12.6)%	10.1%
As Reported	Weighted average common shares outstanding	62,225	66,561	64,697	66,436	(6.5)%	(2.6)%
	Weighted average common shares outstanding
	and dilutive potential common shares	68,326	72,261	70,540	71,755	(5.4)%	(1.7)%
Book Value Per	Book value [b]	$38.94	$31.45	$38.94	$31.45	23.8%	23.8%
Common Share	Diluted book value (treasury stock method) [b]	$35.05	$28.87	$35.05	$28.87	21.4%	21.4%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income [c]	6.4%	9.7%	22.9%	25.6%	(3.3)	(2.7)
	ROAE, operating income [a][c]	6.8%	9.4%	23.8%	25.7%	(2.6)	(1.9)
	Return on beg. common equity (ROBE), net income [c]	6.4%	10.2%	24.1%	28.9%	(3.8)	(4.8)
	ROBE, operating income [a]	6.7%	9.9%	25.0%	29.0%	(3.2)	(4.0)
	Annualized ROAE, net income [c]	25.6%	38.8%	22.9%	25.6%	(13.2)	(2.7)
	Annualized ROAE, operating income [a] [c]	27.1%	37.8%	23.8%	25.7%	(10.7)	(1.9)
	Annualized ROBE, net income	25.6%	40.7%	24.1%	28.9%	(15.1)	(4.8)
	Annualized ROBE, operating income [a]	27.0%	39.6%	25.0%	29.0%	(12.6)	(4.0)
	Annualized investment yield	4.7%	5.3%	5.1%	4.9%	(0.6)	0.2
	Loss ratio	36.2%	32.6%	47.0%	50.5%	3.6	(3.5)
GAAP	Acquisition expense ratio	22.3%	20.1%	19.3%	19.4%	2.2	(0.1)
	General and administrative expense ratio	16.2%	12.8%	13.6%	11.6%	3.4	2.0

	Combined ratio	74.7%	65.5%	79.9%	81.5%	9.2	(1.6)
STAT	Acquisition expense ratio	25.1%	24.2%	20.0%	20.2%	0.9	(0.2)
	General and administrative expense ratio	30.3%	20.7%	13.8%	11.6%	9.6	2.2

	Combined ratio	91.6%	77.5%	80.8%	82.3%	14.1	(1.5)

[a]

Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 31 for a reconciliation to net income.

[b]	For detailed calculations please refer to page 33.
[c]

Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME – QUARTERLY

	QUARTER ENDED

	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	MARCH 31, 2007	DEC. 31, 2006	DEC. 31, 2005

UNDERWRITING REVENUES
Gross premiums written	$277,750	$423,271	$506,803	$573,291	$290,795	$192,632
Premiums ceded	(62,282)	(45,655)	(58,577)	(39,626)	(42,340)	(15,695)

Net premiums written	$215,468	$377,616	$448,226	$533,665	$248,455	$176,937
Change in unearned premiums	184,994	22,126	(30,675)	(156,620)	155,260	230,072

Net premiums earned	$400,462	$399,742	$417,551	$377,045	$403,715	$407,009
Other underwriting income (loss)	9,044	1,697	(3,203)	(5,936)	1,718	(7,494)

Total underwriting revenues	$409,506	$401,439	$414,348	$371,109	$405,433	$399,515

UNDERWRITING EXPENSES
Losses and loss expenses	$144,852	$186,456	$207,179	$210,594	$131,420	$386,360
Acquisition expenses	89,501	76,604	73,941	67,530	81,187	79,383
General and administrative expenses	64,655	55,121	48,664	48,829	51,879	30,967

Total underwriting expenses	$299,008	$318,181	$329,784	$326,953	$264,486	$496,710

Underwriting income (loss)	$110,498	$83,258	$84,564	$44,156	$140,947	($97,195)

OTHER OPERATING REVENUE/EXPENSES
Net investment income	$65,310	$62,605	$78,548	$74,813	$72,033	$52,974
Interest expense	(7,532)	(7,533)	(7,531)	(7,529)	(7,528)	(7,321)
Amortization of intangibles	(1,905)	(1,127)	(1,127)	(1,127)	(1,126)	(1,158)

Total other operating revenue/expenses	$55,873	$53,945	$69,890	$66,157	$63,379	$44,495

INCOME (LOSS) BEFORE OTHER ITEMS	$166,371	$137,203	$154,454	$110,313	$204,326	($52,700)
OTHER
Net foreign exchange (losses) gains	($6,729)	($700)	$2,072	($2,613)	$9,771	($2,786)
Net realized losses on investments	(4,125)	(3,055)	(9,038)	(2,084)	(1,908)	(3,310)
Income tax expense	(2,987)	(2,047)	(12,147)	(3,781)	(13,379)	9,025

NET INCOME (LOSS)	$152,530	$131,401	$135,341	$101,835	$198,810	($49,771)
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)	($2,720)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$148,655	$127,526	$131,466	$97,960	$194,935	($52,491)

KEY RATIOS/PER SHARE DATA
Loss ratio	36.2%	46.6%	49.6%	55.9%	32.6%	94.9%
Acquisition expense ratio	22.3%	19.2%	17.7%	17.9%	20.1%	19.5%
General and administrative expense ratio	16.2%	13.8%	11.7%	12.9%	12.8%	7.6%

Combined ratio	74.7%	79.6%	79.0%	86.7%	65.5%	122.0%

Weighted average basic shares outstanding	62,225	64,468	65,531	66,613	66,561	65,952
Weighted average dilutive shares outstanding	68,326	70,431	70,930	72,073	72,261	65,952

Basic earnings (loss) per common share	$2.39	$1.98	$2.01	$1.47	$2.93	($0.80)
Diluted earnings (loss) per common share	$2.18	$1.81	$1.85	$1.36	$2.70	($0.80)
ROAE, net income (loss) [a]	6.4%	5.7%	6.0%	4.6%	9.7%	(3.2)%

[a]

Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME - YTD

	YEAR ENDED

	DEC. 31, 2007	DEC. 31, 2006	DEC. 31, 2005

UNDERWRITING REVENUES
Gross premiums written	$1,781,115	$1,789,642	$1,668,877
Premiums ceded	(206,140)	(204,078)	(49,528)

Net premiums written	$1,574,975	$1,585,564	$1,619,349
Change in unearned premiums	19,825	53,010	104,345

Net premiums earned	$1,594,800	$1,638,574	$1,723,694
Other underwriting (loss) income	1,602	1,390	(4,818)

Total underwriting revenues	$1,596,402	$1,639,964	$1,718,876

UNDERWRITING EXPENSES
Losses and loss expenses	$749,081	$827,630	$1,650,943
Acquisition expenses	307,576	317,489	331,309
General and administrative expenses	217,269	190,373	146,419

Total underwriting expenses	$1,273,926	$1,335,492	$2,128,671

Underwriting income (loss)	$322,476	$304,472	($409,795)

OTHER OPERATING REVENUE/EXPENSES
Net investment income	$281,276	$257,449	$180,451
Interest expense	(30,125)	(30,041)	(24,210)
Amortization of intangibles	(5,286)	(4,600)	(4,694)

Total other operating revenue/expenses	$245,865	$222,808	$151,547

INCOME (LOSS) BEFORE OTHER ITEMS	$568,341	$527,280	($258,248)
OTHER
Net foreign exchange (losses) gains	($7,970)	$21,021	($5,140)
Net realized losses on investments	(18,302)	(20,342)	(8,244)
Income tax (expense) benefit	(20,962)	(29,833)	51,148

NET INCOME (LOSS)	$521,107	$498,126	($220,484)
Preferred dividends	(15,500)	(15,500)	($2,720)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$505,607	$482,626	($223,204)

KEY RATIOS/PER SHARE DATA
Loss ratio	47.0%	50.5%	95.8%
Acquisition expense ratio	19.3%	19.4%	19.2%
General and administrative expense ratio	13.6%	11.6%	8.5%

Combined ratio	79.9%	81.5%	123.5%

Weighted average basic shares outstanding	64,697	66,436	62,029
Weighted average dilutive shares outstanding	70,540	71,755	62,029

Basic earnings (loss) per common share	$7.82	$7.26	($3.60)
Diluted earnings (loss) per common share	$7.17	$6.73	($3.60)

ROAE, net income (loss) [a]	22.9%	25.6%	(12.6)%

[a]

Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007	DEC. 31, 2006

ASSETS
Cash and cash equivalents	$567,825	$600,042	$625,662	$518,800	$547,772
Fixed maturity investments available for sale, at fair value	4,660,236	4,803,808	4,728,942	4,838,405	4,714,204
Other investments	358,128	343,926	281,241	267,721	253,068
Premiums receivable, net	723,832	768,162	839,106	808,064	660,570
Deferred acquisition costs	168,968	212,000	198,537	186,374	168,809
Securities lending collateral	173,041	195,727	173,884	217,698	226,762
Prepaid reinsurance premiums	122,594	92,466	99,446	92,722	105,058
Losses recoverable	187,354	96,008	66,377	55,579	44,244
Accrued investment income	38,543	36,075	40,443	36,792	40,692
Intangible assets	206,632	69,388	70,456	69,415	70,366
Deferred tax assets	—	46,926	57,993	61,385	54,019
Receivable on pending investment sales, net	2,783	53,061	—	—	—
Other assets	60,791	50,852	43,760	37,508	39,990

TOTAL ASSETS	$7,270,727	$7,368,441	$7,225,847	$7,190,463	$6,925,554

LIABILITIES
Reserve for losses and loss expenses	$2,892,224	$2,841,810	$2,767,525	$2,790,183	$2,701,686
Reserve for unearned premiums	855,085	999,046	1,027,229	987,748	843,202
Deposit liabilities	108,943	130,272	143,073	155,380	161,024
Reinsurance balances payable	162,899	153,815	194,012	147,745	172,328
Securities lending payable	173,041	195,727	173,884	217,698	226,762
Debt	448,753	447,235	447,213	447,192	447,172
Investments pending settlement, net	—	—	31,767	14,448	—
Deferred tax liability	922	—	—	—	—
Other liabilities	116,601	74,915	61,298	63,523	75,506

TOTAL LIABILITIES	$4,758,468	$4,842,820	$4,846,001	$4,823,917	$4,627,680

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000
Common shares	60,364	64,081	64,591	65,968	66,480
Additional paid-in capital	1,165,300	1,355,468	1,378,685	1,431,623	1,458,063
Accumulated other comprehensive income (loss)	57,725	10,652	(47,525)	(131)	(14,465)
Retained earnings	1,220,870	1,087,420	976,095	861,086	779,796

TOTAL SHAREHOLDERS’ EQUITY	$2,512,259	$2,525,621	$2,379,846	$2,366,546	$2,297,874

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$7,270,727	$7,368,441	$7,225,847	$7,190,463	$6,925,554

Book value per common share	$38.94	$36.21	$33.67	$32.77	$31.45
Diluted book value per common share (treasury stock method)	$35.05	$32.81	$30.56	$30.19	$28.87

RATIOS
Debt-to-capital	15.2%	15.0%	15.8%	15.9%	16.3%

ENDURANCE SPECIALTY HOLDINGS LTD.

Annual Aggregate Risk Curve

Endurance Operating Income Profile

as of January 1, 2008

The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios. Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures. The operating income depicted includes net premiums earned plus net investment income, acquisition expenses and G&A expenses. The operating income depicted excludes the effects of income tax (expenses) benefits, amortization of intangibles and interest expense. Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios. Losses included above are net of reinsurance including collateralized reinsurance and ILW purchases. Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our equity capital. We base our budget and forecasts on the average result, although the nature of the curve places the median result further to the right.

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10K for the year ended December 31, 2006.

ENDURANCE SPECIALTY HOLDINGS LTD.

Annual Aggregate Risk Curve

Annual Aggregate Risk Curve Comparison

				Change from Jan. 1, 2007 - Dec. 31, 2007 to Jan. 1, 2008 - Dec. 31, 2008		Change from July 1, 2007 - June 30, 2008 to Jan. 1, 2008 - Dec. 31, 2008

(in millions)	Jan. 1, 2007 - Dec. 31, 2007	July 1, 2007 - June 30, 2008	Jan. 1, 2008 - Dec. 31, 2008	$ Change	% Change	$ Change	% Change

Median Result	$381	$391	$481	$100	20.8%	$90	18.7%
Average Result	341	342	421	80	19.0%	79	18.8%

1 in 10 year annual gain	91	64	34	(57)	(167.6%)	(30)	(88.2%)
1 in 25 year annual loss	(66)	(141)	(121)	(55)	45.5%	20	(16.5%)
1 in 50 year annual loss	(172)	(319)	(248)	(76)	30.6%	71	(28.6%)
1 in 100 year annual loss	(287)	(468)	(438)	(151)	34.5%	30	(6.8%)
1 in 250 year annual loss	(396)	(694)	(659)	(263)	39.9%	35	(5.3%)
1 in 500 year annual loss	(500)	(884)	(775)	(275)	35.5%	109	(14.1%)

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10K for the year ended December 31, 2006.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION

FOR THE YEAR ENDED DEC. 31, 2007

Gross Premiums Written = $1,810 million [a]

Source of Business

Other Specialty 2%
Casualty 48%
Property 50%

Business Segments

Insurance 41%
Reinsurance 59%

Broker Distribution - Insurance

Swett 5%
AmWin 4%
Other 24%
Marsh 12%
Willis 5%
Aon 9%
Direct 41%

Broker Distribution - Reinsurance

Willis 21%
Other 15%
Aon 19%
Benfield 11%
Guy Carpenter 34%

[a]	Prior to deposit accounting adjustments.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

FOR THE QUARTER ENDED DEC. 31, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

UNDERWRITING REVENUES
Gross premiums written	$216,510	$66,039	$282,549	($4,799)	$277,750

Net premiums written	$154,476	$65,791	$220,267	($4,799)	$215,468

Net premiums earned	$137,060	$267,772	$404,832	($4,370)	$400,462
Other underwriting income	—	—	—	9,044	9,044

Total underwriting revenues	$137,060	$267,772	$404,832	$4,674	$409,506

UNDERWRITING EXPENSES
Losses and loss expenses	$93,553	$42,134	$135,687	$9,165	$144,852
Acquisition expenses	22,145	70,641	92,786	(3,285)	89,501
General and administrative expenses	27,200	37,455	64,655	—	64,655

Total expenses	142,898	150,230	293,128	5,880	299,008

UNDERWRITING (LOSS) INCOME	($5,838)	$117,542	$111,704	($1,206)	$110,498

GAAP RATIOS
Loss ratio	68.3%	15.7%	33.5%		36.2%
Acquisition expense ratio	16.2%	26.4%	22.9%		22.3%
General and administrative expense ratio	19.8%	14.0%	16.0%		16.2%

Combined ratio	104.3%	56.1%	72.4%		74.7%

STATUTORY RATIOS
Loss ratio	68.3%	15.7%	33.5%		36.2%
Acquisition expense ratio	16.9%	47.1%	25.9%		25.1%
General and administrative expense ratio	18.1%	56.9%	29.7%		30.3%

Combined ratio	103.3%	119.7%	89.1%		91.6%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL RATIOS

FOR THE QUARTER ENDED DEC. 31, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

AS REPORTED
GAAP RATIOS
Loss ratio	68.3%	15.7%	33.5%		36.2%
Acquisition expense ratio	16.2%	26.4%	22.9%		22.3%
General and administrative expense ratio	19.8%	14.0%	16.0%		16.2%

Combined ratio	104.3%	56.1%	72.4%		74.7%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
GAAP RATIOS
Loss ratio	7.4%	13.0%	11.1%		9.6%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
GAAP RATIOS
Loss ratio	75.7%	28.7%	44.6%		45.8%
Acquisition expense ratio	16.2%	26.4%	22.9%		22.3%
General and administrative expense ratio	19.8%	14.0%	16.0%		16.2%

Combined ratio	111.7%	69.1%	83.5%		84.3%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's loss ratio by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED

	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007	DEC. 31, 2006	DEC. 31, 2005

UNDERWRITING REVENUES
Gross premiums written	$216,510	$180,046	$197,967	$147,033	$180,584	$98,373

Net premiums written	$154,476	$137,404	$152,000	$108,089	$138,436	$82,485

Net premiums earned	$137,060	$130,640	$124,057	$110,324	$102,921	$95,029

UNDERWRITING EXPENSES
Losses and loss expenses	$93,553	$69,709	$63,422	$63,529	$83,370	$51,209
Acquisition expenses	22,145	19,489	16,528	13,826	11,382	6,419
General and administrative expenses	27,200	21,988	18,592	22,217	13,983	9,485

Total expenses	142,898	111,186	98,542	99,572	108,735	67,113

UNDERWRITING (LOSS) INCOME	($5,838)	$19,454	$25,515	$10,752	($5,814)	$27,916

GAAP RATIOS
Loss ratio	68.3%	53.4%	51.1%	57.6%	81.0%	53.9%
Acquisition expense ratio	16.2%	14.9%	13.3%	12.5%	11.1%	6.7%
General and administrative expense ratio	19.8%	16.8%	15.0%	20.2%	13.5%	10.0%

Combined ratio	104.3%	85.1%	79.4%	90.3%	105.6%	70.6%

STATUTORY RATIOS
Loss ratio	68.3%	53.4%	51.1%	57.6%	81.0%	53.9%
Acquisition expense ratio	16.9%	17.4%	13.9%	19.2%	18.9%	7.2%
General and administrative expense ratio	18.1%	15.9%	12.0%	23.9%	9.8%	10.4%

Combined ratio	103.3%	86.7%	77.0%	100.7%	109.7%	71.5%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED

	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007	DEC. 31, 2006	DEC. 31, 2005

UNDERWRITING REVENUES
Gross premiums written	$66,039	$243,787	$328,815	$429,473	$117,313	$115,415

Net premiums written	$65,791	$240,774	$316,205	$428,791	$117,121	$115,608

Net premiums earned	$267,772	$275,776	$324,318	$291,396	$338,266	$346,415

UNDERWRITING EXPENSES
Losses and loss expenses	$42,134	$119,798	$171,172	$169,699	$69,483	$368,720
Acquisition expenses	70,641	58,531	64,555	61,417	81,883	82,169
General and administrative expenses	37,455	33,133	30,072	26,612	37,896	21,482

Total expenses	150,230	211,462	265,799	257,728	189,262	472,371

UNDERWRITING INCOME (LOSS)	$117,542	$64,314	$58,519	$33,668	$149,004	($125,956)

GAAP RATIOS
Loss ratio	15.7%	43.5%	52.8%	58.2%	20.6%	106.5%
Acquisition expense ratio	26.4%	21.2%	19.9%	21.1%	24.2%	23.7%
General and administrative expense ratio	14.0%	12.0%	9.3%	9.1%	11.2%	6.2%

Combined ratio	56.1%	76.7%	82.0%	88.4%	56.0%	136.4%

STATUTORY RATIOS
Loss ratio	15.7%	43.5%	52.8%	58.2%	20.6%	106.4%
Acquisition expense ratio	47.1%	27.4%	21.8%	15.4%	31.4%	29.0%
General and administrative expense ratio	56.9%	13.8%	9.5%	6.2%	32.4%	18.6%

Combined ratio	119.7%	84.7%	84.1%	79.8%	84.4%	154.0%

Note:

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. For the impact of deposit accounting on segment results, refer to page 20.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED

	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007	DEC. 31, 2006	DEC. 31, 2005

INSURANCE SEGMENT
Property	$37,905	$28,379	$40,835	$27,042	$44,268	$25,694
Casualty	25,851	30,133	42,343	26,796	35,976	35,318
Healthcare liability	15,256	30,262	28,054	18,790	17,067	21,156
Workers’ compensation	73,054	70,398	57,142	61,633	62,355	—
Agriculture	42,242	—	—	—	—	—
Professional lines	22,202	20,874	29,593	12,772	20,918	16,205

TOTAL INSURANCE	$216,510	$180,046	$197,967	$147,033	$180,584	$98,373

REINSURANCE SEGMENT
Casualty	$15,301	$66,006	$27,788	$91,936	$50,411	$45,357
Property	14,212	112,407	65,476	36,701	22,170	20,626
Catastrophe	13,499	43,684	147,506	140,499	18,912	24,401
Agriculture	7,230	6,917	24,118	93,061	(2,124)	(779)
Marine	6,333	1,598	12,220	33,080	15,344	21,626
Aerospace	5,327	7,581	20,263	6,480	10,795	1,400
Surety and other specialty	4,137	5,594	31,444	27,716	1,805	2,784

TOTAL REINSURANCE	$66,039	$243,787	$328,815	$429,473	$117,313	$115,415

TOTAL COMPANY SUBTOTAL	$282,549	$423,833	$526,782	$576,506	$297,897	$213,788
DEPOSIT ACCOUNTING
ADJUSTMENT [a]	(4,799)	(562)	(19,979)	(3,215)	(7,102)	(21,156)

REPORTED TOTALS	$277,750	$423,271	$506,803	$573,291	$290,795	$192,632

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED

	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007	DEC. 31, 2006	DEC. 31, 2005

INSURANCE SEGMENT
Property	$16,827	$7,689	$17,262	$6,127	$19,504	$16,068
Casualty	16,144	16,467	26,815	17,761	24,305	29,056
Healthcare liability	15,256	30,262	28,054	18,790	17,067	21,156
Workers' compensation	66,428	64,131	52,999	54,810	58,607	—
Agriculture	21,115	—	—	—	—	—
Professional lines	18,706	18,855	26,870	10,601	18,953	16,205

TOTAL INSURANCE	$154,476	$137,404	$152,000	$108,089	$138,436	$82,485

REINSURANCE SEGMENT
Casualty	$14,908	$65,946	$27,610	$91,921	$50,367	$45,134
Property	14,212	112,398	67,074	36,527	22,170	20,623
Catastrophe	13,499	41,025	137,720	140,183	18,912	24,401
Agriculture	7,230	7,028	22,018	93,061	(2,124)	(779)
Marine	6,325	559	12,704	33,016	15,344	21,626
Aerospace	5,480	7,831	18,326	6,375	10,795	1,400
Surety and other specialty	4,137	5,987	30,753	27,708	1,657	3,203

TOTAL REINSURANCE	$65,791	$240,774	$316,205	$428,791	$117,121	$115,608

TOTAL COMPANY SUBTOTAL	$220,267	$378,178	$468,205	$536,880	$255,557	$198,093
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(4,799)	(562)	(19,979)	(3,215)	(7,102)	(21,156)

REPORTED TOTALS	$215,468	$377,616	$448,226	$533,665	$248,455	$176,937

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's gross premiums written by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

FOR THE YEAR ENDED DEC. 31, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

UNDERWRITING REVENUES
Gross premiums written	$741,556	$1,068,114	$1,809,670	($28,555)	$1,781,115

Net premiums written	$551,970	$1,051,560	$1,603,530	($28,555)	$1,574,975

Net premiums earned	$502,082	$1,159,261	$1,661,343	($66,543)	$1,594,800
Other underwriting income	—	—	—	1,602	1,602

Total underwriting revenues	$502,082	$1,159,261	$1,661,343	($64,941)	$1,596,402

UNDERWRITING EXPENSES
Losses and loss expenses	$290,213	$502,804	$793,017	($43,936)	$749,081
Acquisition expenses	72,044	255,091	327,135	(19,559)	307,576
General and administrative expenses	89,996	127,273	217,269	—	217,269

Total expenses	452,253	885,168	1,337,421	(63,495)	1,273,926

UNDERWRITING INCOME	$49,829	$274,093	$323,922	($1,446)	$322,476

GAAP RATIOS
Loss ratio	57.8%	43.4%	47.7%		47.0%
Acquisition expense ratio	14.4%	22.0%	19.7%		19.3%
General and administrative expense ratio	17.9%	11.0%	13.1%		13.6%

Combined ratio	90.1%	76.4%	80.5%		79.9%

STATUTORY RATIOS
Loss ratio	57.8%	43.4%	47.7%		47.0%
Acquisition expense ratio	16.6%	22.1%	20.2%		20.0%
General and administrative expense ratio	16.4%	12.1%	13.6%		13.8%

Combined ratio	90.8%	77.6%	81.5%		80.8%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL RATIOS

FOR THE YEAR ENDED DEC. 31, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

AS REPORTED

GAAP RATIOS
Loss ratio	57.8%	43.4%	47.7%		47.0%
Acquisition expense ratio	14.4%	22.0%	19.7%		19.3%
General and administrative expense ratio	17.9%	11.0%	13.1%		13.6%

Combined ratio	90.1%	76.4%	80.5%		79.9%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)

GAAP RATIOS
Loss ratio	16.0%	6.4%	9.3%		10.0%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT

GAAP RATIOS
Loss ratio	73.8%	49.8%	57.0%		57.0%
Acquisition expense ratio	14.4%	22.0%	19.7%		19.3%
General and administrative expense ratio	17.9%	11.0%	13.1%		13.6%

Combined ratio	106.1%	82.8%	89.8%		89.9%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's loss ratio by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE YEARS ENDED

	DEC. 31, 2007	DEC. 31, 2006	DEC. 31, 2005

UNDERWRITING REVENUES
Gross premiums written	$741,556	$576,745	$421,431

Net premiums written	$551,970	$416,637	$387,654

Net premiums earned	$502,082	$371,762	$364,175

UNDERWRITING EXPENSES
Losses and loss expenses	$290,213	$252,310	$343,577
Acquisition expenses	72,044	32,528	27,483
General and administrative expenses	89,996	49,524	35,987

Total expenses	452,253	334,362	407,047

UNDERWRITING INCOME (LOSS)	$49,829	$37,400	($42,872)

GAAP RATIOS
Loss ratio	57.8%	67.9%	94.3%
Acquisition expense ratio	14.4%	8.7%	7.6%
General and administrative expense ratio	17.9%	13.3%	9.9%

Combined ratio	90.1%	89.9%	111.8%

STATUTORY RATIOS
Loss ratio	57.8%	67.9%	94.3%
Acquisition expense ratio	16.6%	13.9%	6.7%
General and administrative expense ratio	16.4%	10.5%	8.5%

Combined ratio	90.8%	92.3%	109.5%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE YEARS ENDED

	DEC. 31, 2007	DEC. 31, 2006	DEC. 31, 2005

UNDERWRITING REVENUES
Gross premiums written	$1,068,114	$1,371,889	$1,390,737

Net premiums written	$1,051,560	$1,327,919	$1,374,986

Net premiums earned	$1,159,261	$1,447,167	$1,439,266

UNDERWRITING EXPENSES
Losses and loss expenses	$502,804	$696,962	$1,368,284
Acquisition expenses	255,091	341,194	327,236
General and administrative expenses	127,273	140,849	110,432

Total expenses	885,168	1,179,005	1,805,952

UNDERWRITING INCOME (LOSS)	$274,093	$268,162	($366,686)

GAAP RATIOS
Loss ratio	43.4%	48.2%	95.1%
Acquisition expense ratio	22.0%	23.6%	22.7%
General and administrative expense ratio	11.0%	9.7%	7.7%

Combined ratio	76.4%	81.5%	125.5%

STATUTORY RATIOS
Loss ratio	43.4%	48.2%	95.1%
Acquisition expense ratio	22.1%	23.5%	23.0%
General and administrative expense ratio	12.1%	10.6%	8.0%

Combined ratio	77.6%	82.3%	126.1%

Note:

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. For the impact of deposit accounting on segment results, refer to page 21.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE YEARS ENDED

	DEC. 31, 2007	DEC. 31, 2006	DEC. 31, 2005

INSURANCE SEGMENT
Property	$134,161	$173,292	$112,736
Casualty	125,124	128,933	129,951
Healthcare liability	92,361	106,988	117,120
Workers’ compensation	262,228	93,779	—
Agriculture	42,242	—	—
Professional lines	85,440	73,753	61,624

TOTAL INSURANCE	$741,556	$576,745	$421,431

REINSURANCE SEGMENT
Casualty	$201,032	$400,111	$385,604
Property	228,796	318,883	361,859
Catastrophe	345,187	291,755	300,892
Agriculture	131,325	107,104	33,035
Marine	53,231	103,387	118,976
Aerospace	39,651	76,816	120,501
Surety and other specialty	68,892	73,833	69,870

TOTAL REINSURANCE	$1,068,114	$1,371,889	$1,390,737

TOTAL COMPANY SUBTOTAL	$1,809,670	$1,948,634	$1,812,168
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(28,555)	(158,992)	(143,291)

REPORTED TOTALS	$1,781,115	$1,789,642	$1,668,877

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE YEARS ENDED

	DEC. 31, 2007	DEC. 31, 2006	DEC. 31, 2005

INSURANCE SEGMENT
Property	$47,905	$61,290	$91,774
Casualty	77,188	89,817	117,045
Healthcare liability	92,361	106,988	117,120
Workers' compensation	238,369	86,867	—
Agriculture	21,115	—	—
Professional lines	75,032	71,675	61,715

TOTAL INSURANCE	$551,970	$416,637	$387,654

REINSURANCE SEGMENT
Casualty	$200,385	$396,663	$380,303
Property	230,211	310,795	360,517
Catastrophe	332,428	270,126	297,027
Agriculture	129,337	106,262	33,035
Marine	52,602	100,120	118,976
Aerospace	38,011	73,466	120,501
Surety and other specialty	68,586	70,487	64,627

TOTAL REINSURANCE	$1,051,560	$1,327,919	$1,374,986

TOTAL COMPANY SUBTOTAL	$1,603,530	$1,744,556	$1,762,640
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(28,555)	(158,992)	(143,291)

REPORTED TOTALS	$1,574,975	$1,585,564	$1,619,349

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's gross premiums written by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA

FOR THE QUARTER ENDED DEC. 31, 2007

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments

	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company

UNDERWRITING REVENUES
Gross premiums written	$216,510	$61,240	$277,750	$216,510	$66,039	$282,549

Net premiums written	$154,476	$60,992	$215,468	$154,476	$65,791	$220,267

Net premiums earned	$137,060	$263,402	$400,462	$137,060	$267,772	$404,832
Other underwriting income	—	$9,044	9,044	—	—	—

Total underwriting revenues	137,060	272,446	409,506	137,060	267,772	404,832

UNDERWRITING EXPENSES
Losses and loss expenses	$93,553	$51,299	$144,852	$93,553	$42,134	$135,687
Acquisition expenses	22,145	67,356	89,501	22,145	70,641	92,786
General and administrative expenses	27,200	37,455	64,655	27,200	37,455	64,655

Total expenses	142,898	156,110	299,008	142,898	150,230	293,128

UNDERWRITING (LOSS) INCOME	($5,838)	$116,336	$110,498	($5,838)	$117,542	$111,704

GAAP RATIOS
Loss ratio	68.3%	19.5%	36.2%	68.3%	15.7%	33.5%
Acquisition expense ratio	16.2%	25.6%	22.3%	16.2%	26.4%	22.9%
General and administrative expense ratio	19.8%	14.2%	16.2%	19.8%	14.0%	16.0%

Combined ratio	104.3%	59.3%	74.7%	104.3%	56.1%	72.4%

ENDURANCE SPECIALTY HOLDINGS LTD.

DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA

FOR THE YEAR ENDED DEC. 31, 2007

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments

	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company

UNDERWRITING REVENUES
Gross premiums written	$741,556	$1,039,559	$1,781,115	$741,556	$1,068,114	$1,809,670

Net premiums written	$551,970	$1,023,005	$1,574,975	$551,970	$1,051,560	$1,603,530

Net premiums earned	$502,082	$1,092,718	$1,594,800	$502,082	$1,159,261	$1,661,343
Other underwriting Income	—	$1,602	1,602	—	—	—

Total underwriting revenues	502,082	1,094,320	1,596,402	502,082	1,159,261	1,661,343

UNDERWRITING EXPENSES
Losses and loss expenses	$290,213	$458,868	$749,081	$290,213	$502,804	$793,017
Acquisition expenses	72,044	235,532	307,576	72,044	255,091	327,135
General and administrative expenses	89,996	127,273	217,269	89,996	127,273	217,269

Total expenses	452,253	821,673	1,273,926	452,253	885,168	1,337,421

UNDERWRITING INCOME	$49,829	$272,647	$322,476	$49,829	$274,093	$323,922

GAAP RATIOS
Loss ratio	57.8%	42.0%	47.0%	57.8%	43.4%	47.7%
Acquisition expense ratio	14.4%	21.6%	19.3%	14.4%	22.0%	19.7%
General and administrative expense ratio	17.9%	11.6%	13.6%	17.9%	11.0%	13.1%

Combined ratio	90.1%	75.2%	79.9%	90.1%	76.4%	80.5%

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

	FOR THE YEAR ENDED DEC. 31, 2007

Average common equity [a]	$2,205,067
Net premiums earned	$1,594,800
Combined ratio	79.9%
Operating margin	20.1%
Premium leverage	0.72	x

Implied ROAE from underwriting activity	14.5%

Average cash and invested assets at amortized cost	$5,559,204
Investment leverage	2.52	x
Year to date investment income yield, pretax	5.1%

Implied ROAE from investment activity	12.6%

Financing Costs [b]	(2.1)%

Implied Pre-tax Operating ROAE, for period	25.0%

Implied Pre-tax Operating ROAE, annualized	25.0%

[a]

Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[b]	Financing costs include interest expense and preferred dividends.

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED OPERATING & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,

	DEC. 31, 2007		SEPT. 30, 2007		JUNE 30, 2007		MAR. 31, 2007		2007		2006

Average common equity [a]	$2,318,940		$2,252,734		$2,173,196		$2,132,210		$2,205,067		$1,885,209
Net premiums earned	$400,462		$399,742		$417,551		$377,045		$1,594,800		$1,638,574
Operating leverage	0.17	x	0.18	x	0.19	x	0.18	x	0.72	x	0.87	x

Annualized operating leverage	0.69	x	0.71	x	0.77	x	0.71	x	0.72	x	0.87	x

Avg. cash and invested assets at amortized cost	$5,691,919		$5,751,342		$5,659,148		$5,596,675		$5,559,204		$5,275,481

Investment leverage	2.45	x	2.55	x	2.60	x	2.62	x	2.52	x	2.80	x

[a]

Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO

AS OF DEC. 31, 2007

Type of Investment			Fair Value	Percentage

Cash and equivalents [a]			$570,608	10.2%
U.S. government and agencies			455,924	8.2%
Corporate securities			924,702	16.5%
Foreign government			197,354	3.5%
Municipals			86,972	1.6%
Asset-backed securities			458,529	8.2%
Mortgage-backed securities			2,536,755	45.4%
Other investments [b]			358,128	6.4%

Total			$5,588,972	100.0%

Ratings [e]			Fair Value	Percentage

U.S. Government and agencies notes			$455,924	9.1%
AAA/Aaa			3,415,821	68.1%
AA/Aa			342,323	6.8%
A/A			370,720	7.4%
BBB			11,718	0.2%
Below BBB			63,496	1.3%
Not Rated			234	0.0%
Other investments [b]			358,128	7.1%

Total			$5,018,364	99.9%

Performance				Dec. 31, 2007

Yield [c]				5.1%
Duration [d]				2.9

Investment Income	Quarter Ended Dec. 31, 2007	Quarter Ended Sept. 30, 2007	Quarter Ended June 30, 2007	Quarter Ended Mar. 31, 2007

Other Investments	($898)	($3,489)	$13,519	$12,153

Total net investment income	$65,310	$62,605	$78,548	$74,813

Note:	[a]	Cash and equivalents are shown net of investments pending settlement.
	[b]	Other investments includes investments in alternative and high yield fixed maturity security funds
	[c]	Annualized earned yield excludes realized and unrealized gains and losses on fixed maturity investments
	[d]	Duration excludes other investments and operating cash.
	[e]	Excludes cash and equivalents.

ENDURANCE SPECIALTY HOLDINGS LTD.
STRUCTURED SECURITIES DETAIL
AS OF DEC. 31, 2007

Securitized (RMBS, CMBS, ABS and CDO) securities ratings		Fair Value	Percentage	Percentage of Investment Portfolio

U.S. Government and agencies		$1,300,848	43.5%	23.3%
AAA/Aaa		1,678,139	56.0%	30.0%
AA/Aa		692	—	—
A/A		1,025	—	—
BBB		5,745	0.2%	0.1%
Below BBB		9,336	0.3%	0.2%

Total		$2,995,785	100.0%	53.6%

Structured securities sectors (RMBS, CMBS, ABS and CDO)		Fair Value	Percentage	Percentage

Commercial		$828,535	27.6%	14.8%
Residential		1,757,448	58.7%	31.5%
Consumer		409,802	13.7%	7.3%

Total		$2,995,785	100.0%	53.6%

Spread Duration	3.37 years

Subprime collateralized securities		Fair Value	Percentage	Percentage

AAA		$5,189	99.3%	0.1%
BBB and below		35	0.7%	0.0%

Total		$5,224	100.0%	0.1%

Spread Duration	0.45 years

Collateralized debt obligations (CDO’s)		Fair Value	Percentage	Percentage

AAA/Aaa		—	—	—
AA/Aa		—	—	—
A/A		—	—	—
BBB		$1,316	65.5%	—
Below BBB		694	34.5%	—

Total		$2,010	100.0%	—

Collateralized debt obligations (CDO’s)		Fair Value	Percentage	Percentage

Commercial		$1,997	99.4%	—
Residential		13	0.6%	—

Total		$2,010	100.0%	—

Spread Duration	4.01 years

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	YEAR ENDED DEC. 31, 2007	QUARTER ENDED DEC. 31, 2007	QUARTER ENDED SEPT. 30, 2007	QUARTER ENDED JUNE 30, 2007	QUARTER ENDED MAR. 31, 2007
Incurred related to:
Current year	$908,468	$183,253	$223,946	$234,768	$266,501
Prior years	(159,387)	(38,401)	(37,490)	(27,589)	(55,907)

Total incurred	$749,081	$144,852	$186,456	$207,179	$210,594

Paid related to:
Current year	($83,331)	($42,814)	($24,416)	($15,896)	($205)
Prior years	(677,987)	(172,362)	(134,212)	(232,921)	(138,492)

Total paid	($761,318)	($215,176)	($158,628)	($248,817)	($138,697)

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years
Quarter ended March 31, 2007	($26,507)	($23,072)	($49,579)	$6,328	($55,907)
Quarter ended June 30, 2007	(18,725)	(8,441)	(27,166)	423	(27,589)
Quarter ended Sept. 30, 2007	(25,101)	(8,112)	(33,213)	4,277	(37,490)
Quarter ended Dec. 31, 2007	(10,080)	(34,783)	(44,863)	(6,462)	(38,401)

Year ended December 31, 2007	($80,413)	($74,408)	($154,821)	$4,566	($159,387)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2006

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years
Quarter ended March 31, 2006	($27,855)	($16,946)	($44,801)	($2,260)	($42,541)
Quarter ended June 30, 2006	(13,068)	41,537	28,469	6,887	21,582
Quarter ended September 30, 2006	(5,941)	(7,376)	(13,317)	(3,277)	(10,040)
Quarter ended December 31, 2006	(7,523)	(22,204)	(29,727)	(2,987)	(26,740)

Year ended December 31, 2006	($54,387)	($4,989)	($59,376)	($1,637)	($57,739)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2005

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years
Quarter ended March 31, 2005	($9,788)	($36,213)	($46,001)	—	($46,001)
Quarter ended June 30, 2005	(16,149)	(11,599)	(27,748)	—	(27,748)
Quarter ended September 30, 2005	(2,789)	(21,087)	(23,876)	—	(23,876)
Quarter ended December 31, 2005	(29,270)	(35,567)	(64,837)	—	(64,837)

Year ended December 31, 2005	($57,996)	($104,466)	($162,462)	—	($162,462)

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY DEVELOPMENT TAIL

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED				FOR THE YEARS ENDED

	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007	DEC. 31, 2007	DEC. 31, 2006

INSURANCE SEGMENT
Short tail[a]	$1,340	($1,003)	($15,172)	($16,098)	($30,933)	($20,198)
Long Tail[b]	(11,420)	(24,098)	(3,553)	(10,409)	(49,480)	(34,189)

TOTAL INSURANCE	(10,080)	(25,101)	(18,725)	(26,507)	(80,413)	(54,387)

REINSURANCE SEGMENT
Short tail[a]	(30,577)	(12,953)	(10,114)	(15,583)	(69,227)	29,409
Long Tail[b]	(89)	(2,269)	1,106	(5,198)	(6,450)	(20,118)
Other[c]	(4,117)	7,110	567	(2,291)	1,269	(14,280)

TOTAL REINSURANCE	(34,783)	(8,112)	(8,441)	(23,072)	(74,408)	(4,989)

TOTAL COMPANY SUBTOTAL	(44,863)	(33,213)	(27,166)	(49,579)	(154,821)	(59,376)
DEPOSIT ACCOUNTING ADJUSTMENT [d]	(6,462)	4,277	423	6,328	4,566	(1,637)

REPORTED TOTALS	($38,401)	($37,490)	($27,589)	($55,907)	($159,387)	($57,739)

[a]

Short tail business is that for which development typically emerges within a period of several quarters. The Company's short tail line of business in the Insurance business segment includes its property line of business. The Company's short tail lines in its Reinsurance business segment include property, catastrophe, marine, aerospace and surety.

[b]

Long tail business is that for which development emerges over many years. The Company's long tail lines of business in the Insurance business segment includes casualty, healthcare liability, workers' compensation and professional lines. The Company's long tail line of business in the Reinsurance business segment includes casualty.

[c]

The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company's other lines of business included in the Reinsurance business segment are agriculture, personal accident, and other.

[d]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

	Insurance				Reinsurance				Total Company	Deposit Accounting Adjustment [a]	Reported Totals

	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total

AT DEC. 31, 2007
Case reserves	$88,197	$57,282	$64,259	$209,738	$507,230	$244,276	$8,784	$760,290	$970,028	($52,131)	$917,897
Total reserves	$122,643	$968,891	$91,092	$1,182,626	$794,983	$839,744	$177,835	$1,812,562	$2,995,188	($102,964)	$2,892,224

Case reserves / Total reserves	71.9%	5.9%	70.5%	17.7%	63.8%	29.1%	4.9%	41.9%	32.4%	50.6%	31.7%

IBNR / Total reserves	28.1%	94.1%	29.5%	82.3%	36.2%	70.9%	95.1%	58.1%	67.6%	49.4%	68.3%

AT SEPT. 30, 2007
Case reserves	$116,106	$46,092	—	$162,198	$577,103	$244,289	$18,260	$839,652	$1,001,850	($67,709)	$934,141
Total reserves	$145,657	$899,080	—	$1,044,737	$923,945	$837,817	$161,607	$1,923,369	$2,968,106	($126,296)	$2,841,810

Case reserves / Total reserves	79.7%	5.1%	—	15.5%	62.5%	29.2%	11.3%	43.7%	33.8%	53.6%	32.9%

IBNR / Total reserves	20.3%	94.9%	—	84.5%	37.5%	70.8%	88.7%	56.3%	66.2%	46.4%	67.1%

AT JUNE 30, 2007
Case reserves	$100,339	$49,928	—	$150,267	$614,638	$234,964	$9,267	$858,869	$1,009,136	($65,639)	$943,497
Total reserves	$134,405	$832,868	—	$967,273	$974,941	$833,779	$126,404	$1,935,124	$2,902,397	($134,872)	$2,767,525

Case reserves / Total reserves	74.7%	6.0%	—	15.5%	63.0%	28.2%	7.3%	44.4%	34.8%	48.7%	34.1%

IBNR / Total reserves	25.3%	94.0%	—	84.5%	37.0%	71.8%	92.7%	55.6%	65.2%	51.3%	65.9%

AT MAR. 31, 2007
Case reserves	$121,095	$32,998	—	$154,093	$645,790	$217,718	$9,760	$873,268	$1,027,361	($58,030)	$969,331
Total reserves	$164,454	$754,080	—	$918,534	$1,029,414	$815,327	$165,376	$2,010,117	$2,928,651	($138,468)	$2,790,183

Case reserves / Total reserves	73.6%	4.4%	—	16.8%	62.7%	26.7%	5.9%	43.4%	35.1%	41.9%	34.7%

IBNR / Total reserves	26.4%	95.6%	—	83.2%	37.3%	73.3%	94.1%	56.6%	64.9%	58.1%	65.3%

AT DEC. 31, 2006
Case reserves	$146,138	$25,941	—	$172,079	$683,118	$211,940	$9,031	$904,089	$1,076,168	($52,760)	$1,023,408
Total reserves	$182,196	$683,151	—	$865,347	$1,022,475	$793,556	$148,930	$1,964,961	$2,830,308	($128,622)	$2,701,686

Case reserves / Total reserves	80.2%	3.8%	—	19.9%	66.8%	26.7%	6.1%	46.0%	38.0%	41.0%	37.9%

IBNR / Total reserves	19.8%	96.2%	—	80.1%	33.2%	73.3%	93.9%	54.0%	62.0%	59.0%	62.1%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION

		QUARTERS ENDED DEC. 31,		YEARS ENDED DEC. 31,

		2007	2006	2007	2006

DILUTIVE SHARES	Average market price per share	$40.33	$36.33	$38.30	$33.15
OUTSTANDING:
AS REPORTED	Basic weighted average common shares outstanding	62,225	66,561	64,697	66,436

	Add: weighted avg. unvested restricted share units	1,038	795	919	801
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$18,761	$10,501	$18,761	$10,501
	Less: restricted share units bought back via treasury method	(465)	(289)	(490)	(317)

	Add: weighted avg. dilutive warrants outstanding	7,171	7,202	7,194	7,202
	Weighted average exercise price per share	$15.87	$16.87	$15.87	$16.87
	Less: warrants bought back via treasury method	(2,822)	(3,344)	(2,981)	(3,666)

	Add: weighted avg. dilutive options outstanding	2,138	2,719	2,270	2,919
	Weighted average exercise price per share	$18.05	$18.45	$18.01	$18.38
	Proceeds from unrecognized option expense	$69	$79	$69	$79
	Less: options bought back via treasury method	(959)	(1,383)	(1,069)	(1,620)

	Weighted average dilutive shares outstanding	68,326	72,261	70,540	71,755

Note:

Warrants, options and unvested restricted share units that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants, options and unvested restricted share units are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation. SFAS No. 123R also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION

EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP

	QUARTERS ENDED DEC. 31,		YEARS ENDED DEC. 31,

	2007	2006	2007	2006

Net income	$152,530	$198,810	$521,107	$498,126
Add (Less) after-tax items:
Net foreign exchange losses (gains)	4,175	(6,985)	3,258	(15,168)
Net realized losses on investments	4,003	1,741	16,585	17,951

Operating income before preferred dividends	$160,708	$193,566	$540,950	$500,909
Preferred dividends	(3,875)	(3,875)	(15,500)	($15,500)

Operating income available to common shareholders	$156,833	$189,691	$525,450	$485,409

Weighted average common shares outstanding
Basic	62,225	66,561	64,697	66,436
Dilutive	68,326	72,261	70,540	71,755

Basic per common share data
Net income available to common shareholders	$2.39	$2.93	$7.82	$7.26
Add (Less) after-tax items:
Net foreign exchange losses (gains)	0.07	(0.11)	0.05	(0.23)
Net realized losses on investments	0.06	0.03	0.25	0.28

Operating income available to common shareholders	$2.52	$2.85	$8.12	$7.31

Diluted per common share data
Net income available to common shareholders	$2.18	$2.70	$7.17	$6.73
Add (Less) after-tax items:
Net foreign exchange losses (gains)	0.06	(0.10)	0.05	(0.22)
Net realized losses on investments	0.06	0.03	0.23	0.25

Operating income available to common shareholders	$2.30	$2.63	$7.45	$6.76

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING

Market Price per Share

$38.00	$39.00	$40.00	$41.00	$42.00	$43.00	$44.00	$45.00	$46.00	$47.00	$48.00

65,626	65,727	65,823	65,914	66,001	66,084	66,163	66,239	66,311	66,380	66,446

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		DEC. 31,

		2007	2006

DILUTIVE COMMON	Price per share at period end	$41.73	$36.58
SHARES OUTSTANDING:
AS-IF CONVERTED [a]	Basic common shares outstanding [b]	59,384	66,702
	Add: unvested restricted shares and restricted share units	1,041	790
	Add: dilutive warrants outstanding	7,095	7,202
	Weighted average exercise price per share	$15.87	$16.87
	Add: dilutive options outstanding	2,045	2,591
	Weighted average exercise price per share	$18.12	$18.50
	Book Value [c]	$2,312,259	$2,097,874
	Add: proceeds from converted warrants	112,593	121,504
	Add: proceeds from converted options	37,059	47,937

	Pro forma book value	$2,461,911	$2,267,315
	Dilutive shares outstanding	69,564	77,285

	Basic book value per common share	$38.94	$31.45
	Diluted book value per common share	$35.39	$29.34

DILUTIVE COMMON	Price per share at period end	$41.73	$36.58
SHARES OUTSTANDING:
TREASURY STOCK	Basic common shares outstanding [b]	59,384	66,702
METHOD
	Add: unvested restricted shares and restricted share units	1,041	790
	Add: dilutive warrants outstanding	7,095	7,202
	Weighted average exercise price per share	$15.87	$16.87
	Less: warrants bought back via treasury method	(2,698)	(3,322)
	Add: dilutive options outstanding	2,045	2,591
	Weighted average exercise price per share	$18.12	$18.50
	Less: options bought back via treasury method	(889)	(1,309)

	Dilutive shares outstanding	65,978	72,654

	Basic book value per common share	$38.94	$31.45
	Diluted book value per common share	$35.05	$28.87

[a]

The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]	Basic common shares includes vested restricted share units.
[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	YEARS ENDED DECEMBER 31,

	2007	2006	2005	2004	2003

Net income (loss) available to common shareholders	$505,607	$482,626	($223,204)	$355,584	$263,437
Dividends paid to common shareholders	(64,353)	(66,262)	(61,695)	(50,346)	(20,505)
Shareholders’ equity [a]	2,312,259	2,097,874	1,672,543	1,862,455	1,644,815
Return on beginning equity	24.1%	28.9%	(12.0)%	21.6%	21.6%
Dividend payout ratio [b]	3.1%	4.0%	3.3%	3.1%	1.7%
Dilutive common shares outstanding	65,978	72,654	72,173	66,729	68,445
Diluted book value per common share (treasury stock method)	$35.05	$28.87	$23.17	$27.91	$24.03

Change in diluted book value per common share	21.4%	24.6%	(17.0)%	16.1%	10.6%

Total return to common shareholders [c]	24.5%	28.6%	(13.7)%	19.2%	12.3%

[a]	Excludes the $200 million liquidation value of the preferred shares.
[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.
[c]	Total return to common shareholders is calculated as the sum of the change in diluted book value per common share and the dividend payout ratio.

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 31 for a reconciliation of operating income to net income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 33 for a reconciliation of diluted book value per common share to basic book value per common share.